Exhibit 10.8


     AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT
     (March 20, 1994)


     THIS AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of March 20, 1994 by and among ALLWASTE, INC. (the "Company"), a Delaware corporation, EACH OF THE FINANCIAL INSTITUTIONS SIGNATORY HERETO (individually, a "Bank" and collectively, the "Banks") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), a national banking association acting as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

RECITALS:

     A. The Company, the Agent and the Banks have entered into a Credit Agreement dated as of November 30, 1993 (which such Credit Agreement, as the same may have heretofore been amended, modified, supplemented and restated from time to time, is hereinafter called the "Credit Agreement").

     B. The Company, the Agent and the Banks now desire to amend the Credit Agreement in certain respects to, among other things, (1) delete the definition of Calculation Date contained in Section 1.1 of the Agreement, (2) amend the definitions of Applicable Margin, Cash Flow, EBITDA, Letter of Credit Fee Payment Date and Rolling Four Quarters, which are each contained in Section 1.1 of the Credit Agreement, (3) agree as to what the Applicable Margin and Applicable Letter of Credit Percentage has been and shall be prior to March 20, 1994, (4) delete the requirement that the Company deliver Quarterly Unaudited Financial Statements for the last fiscal quarter of each fiscal year of the Company as provided in Section 5.2(b) of the Credit Agreement, and (5) make certain other changes to the Credit Agreement, all as is more fully described hereinbelow, which shall control over any conflicting or inconsistent recitals above.

AGREEMENTS:

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto do hereby agree as follows:

     1. CALCULATION DATE DEFINITION DELETED. The definition of "Calculation Date" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition for Calculation Date.

     2. APPLICABLE MARGIN DEFINITION AMENDED. The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to be and read as follows:

          "APPLICABLE MARGIN shall mean with respect to any Loan:

          (a) on any day occurring prior to March 20, 1994, one percent (1%) per annum for Eurodollar Rate Borrowings, 1.125% for CD Rate Borrowings and zero for Alternate Base Rate Loans; and

          (b)  beginning  with March 20, 1994,  on any day occurring on or after
               (1) March 20 but prior to June 20, the applicable per annum percentage corresponding to the Funded Indebtedness to EBITDA Ratio determined as of the immediately preceding November 30, (2) June 20 but prior to September 20, the applicable per annum percentage corresponding to the Funded Indebtedness to EBITDA Ratio determined as of the immediately preceding February 28, (3) September 20 but prior to December 20, the applicable per annum percentage corresponding to the Funded Indebtedness to EBITDA Ratio determined as of the immediately preceding May 31, or (4) December 20 but prior to March 20, the applicable per annum percentage corresponding to the Funded Indebtedness to EBITDA Ratio determined as of the immediately preceding August 31, as provided below:

               (i)  from the date hereof to, but not including,  the Termination
                    Date:




                                                                     Per Annum
                                     Per Annum        Per Annum      Percentage
                                      Percentage      Percentage   for Alternate
Funded Indebtedness                for Eurodollar     for CD Rate    Base Rate
to EBITDA Ratio                    Rate Borrowings     Borrowings    Borrowings
- ---------------                    ---------------     ----------    ----------
150% or less                            0.750%          0.875%            0.000%
Greater than 150% but less than 200%    0.875%          1.000%            0.000%
200% or greater but less than 250%      1.000%          1.125%            0.000%
250% or greater                         1.250%          1.375%            0.250%

          (ii) on the Termination Date and at all times thereafter:

150% or less                            1.000%          1.125%            0.000%
Greater than 150% but less than 200%    1.125%          1.250%            0.125%
200% or greater but less than 250%      1.250%          1.375%            0.250%
250% or greater                         1.500%          1.625%            0.500%


     3. CASH FLOW DEFINITION AMENDED. The definition of "Cash Flow" contained in
Section 1.1 of the Credit Agreement is hereby amended in its entirety to be and read as follows:

          "CASH FLOW shall mean, as to a particular Person and for any period for which Cash Flow is calculated, Net Income of such Person for such period before taxes (calculated after excluding any gain or loss attributable to Discontinued Operations as of such day), plus (a) depreciation, depletion, obsolescence and amortization of Property of such Person determined in accordance with Generally Accepted Accounting Principles (calculated after excluding any depreciation, depletion, obsolescence and amortization applicable to Discontinued Operations as of such day) for such period, (b) interest expense of such Person for such period, all determined in accordance with Generally Accepted Accounting Principles (calculated after excluding any interest expense paid in connection with Discontinued Operations as of such day), and (c) if Cash Flow is being calculated for a Rolling Four Quarters ending on or before August 31, 1994, reserves taken by the Company and its Subsidiaries during the fiscal quarter of the Company ending November 30, 1993, less cash taxes paid by such Person during such period (calculated after excluding any cash taxes paid in connection with Discontinued Operations as of such day). Cash Flow shall be determined on a consolidated basis."

     4. EBITDA  DEFINITION  AMENDED.  The  definition  of "EBITDA"  contained in
Section 1.1 of the Credit Agreement is hereby amended in its entirety to be and read as follows:

          "EBITDA shall mean, as to a particular Person and for any period for which EBITDA is calculated, Cash Flow of such Person for said period plus cash taxes paid by such Person during such period (calculated after excluding any cash taxes paid in connection with Discontinued Operations as of such day)."

     5. Letter of Credit Fee Payment Date Definition Amended. The definition of "Letter of Credit Fee Payment Date" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to be and read as follows:

          "LETTER OF CREDIT FEE PAYMENT DATE shall mean, with respect to any Letter of Credit, the date of issuance thereof and the last day of each March, June, September and December which occurs after the date of issuance but prior to the expiry date of said Letter of Credit."

     6. ROLLING FOUR QUARTERS DEFINITION AMENDED. The definition of "Rolling Four Quarters" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to be and read as follows:

     "ROLLING FOUR QUARTERS shall mean, as of any day, the then most recently ended four (4) consecutive fiscal quarters of the Company for which, as of such day, financial statements are required to have been given to the Banks pursuant to this Agreement."

     7. TYPOGRAPHICAL ERROR CORRECTED. The last sentence in Section 5.15 of the Credit Agreement is hereby amended in its entirety to correct a typographical error therein to be and read as follows:

     "The Company will, and will cause its Subsidiaries to, provide any such consultant with access to all of its records and personnel and will cooperate with any reasonable request for information regarding the operations and Properties of the Company or any of its Subsidiaries in connection with such due diligence."

     8. ACKNOWLEDGMENT OF RATIO; Waiver. Each of the parties hereto acknowledges and confirms its consent and agreement that (a) the Applicable Margin for Eurodollar Rate Borrowings has been and shall be at all times from the date of the Credit Agreement to but not including March 20, 1994, one percent (1%) per annum, (b) the Applicable Margin for CD Borrowings has been and shall be at all times from the date of the Credit Agreement to but not including March 20, 1994, 1.125% per annum, (c) the Applicable Margin for Alternate Base Rate Borrowings has been and shall be at all times from the date of the Credit Agreement to but not including March 20, 1994, zero, and (d) the Applicable Letter of Credit Fee Percentage has been and shall be at all times from the date of the Credit Agreement to but not including March 20, 1994, one percent (1%) per annum. In addition, the Banks hereby waive any Default or Event of Default which may have occurred under the Credit Agreement or any of the other Credit Documents solely as a result of the failure of the Company to deliver a statement as to the recalculation of the Applicable Margin with the Officer's Certificate dated January 19, 1994 covering the Company's fiscal quarter ending November 30, 1993.

     9. QUARTERLY UNAUDITED FINANCIAL STATEMENTS. Section 5.2(b) of the Credit Agreement is hereby amended in its entirety to be and read as follows:

     "(b) as soon as available and in any event within fifty (50) days after the end of each quarter (other than the fourth quarter) of each fiscal year of the Company, Quarterly Unaudited Financial Statements of the Company and its Subsidiaries, prepared on a consolidated basis;"

     10. CONDITIONS. No part of this Amendment shall become effective until the Company shall have delivered (or shall have caused to be delivered) to the Banks each of the following, in Proper Form:

          (a) certificates dated as of the date hereof of the Secretary or any Assistant Secretary of the Company and each of the Guarantors as of the date hereof, and such other documents and information as the Banks may request;

          (b) the written consent of all of the Guarantors to the execution and delivery of this Amendment and such other related matters as the Banks may reasonably require; and

          (c) a Notice of Entire Agreement, DTPA Waiver and Release of Claims executed by the Company and each of the Guarantors as of the date hereof.

     11. AMENDMENT FEE WAIVED. Each of the Banks hereby waives the payment of the amendment fee contemplated in Section 2.16 of the Credit Agreement, as such amendment fee pertains to this Amendment, only.

     12. REPRESENTATIONS TRUE; No Default. The Company represents and warrants that the representations and warranties contained in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Company hereby certifies that no Default or Event of Default under the Credit Agreement or any of the other Loan Documents has occurred and is continuing as of the date hereof.

     13. RATIFICATION. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. In the event of any conflict between this Amendment and the Credit Agreement or any of the other Loan Documents (or any earlier modification of any of them), this Amendment shall control. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Docu ments are in all respects ratified and confirmed and remain in full force and effect.

     14. DEFINITIONS AND REFERENCES. Terms used herein which are defined in the Credit Agreement or in the other Loan Documents shall have the meanings therein ascribed to them. The term "Credit Agreement" as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Agent or any of the Banks by the Company shall mean the Credit Agreement as hereby amended.

     15. MISCELLANEOUS. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Banks and the Agent and their respective successors, assigns, receivers and trustees (provided, however, that the Company shall not assign its rights hereunder without the prior written consent of the Agent); (b) may be modified or amended only by a writing signed by each party;
(c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

       IN WITNESS WHEREOF, the Company, the Banks and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date which first appears hereinabove.

                                                         ALLWASTE, INC.,
                                                         a Delaware corporation



                                                       By:_____________________
                                                            R. L. Nelson, Jr.
                                                            President

ATTEST:

_________________
Douglas M. Cerny,
Secretary

                                             TEXAS COMMERCE BANK NATIONAL
                                             ASSOCIATION, a national banking
                                             association, as a Bank and as Agent


                                             By:_______________________________
                                                Richard L. Esdorn, III,
                                                Senior Vice President

                                             NATIONSBANK OF TEXAS, N.A.,
                                             a national banking association


                                             By:_______________________________
                                                Frank T. Hundley,
                                                 Vice President

                                             CITIBANK, N.A., a national
                                             banking association

                                             By:   ____________________________

                                             Name: ____________________________

                                             Title:____________________________

                                             FIRST INTERSTATE BANK OF TEXAS,
                                             N.A, a national banking association


                                             By:_______________________________
                                                Carol D. Birkofer,
                                                Corporate Banking Officer

                                             THE BANK OF NOVA SCOTIA,



                                             By:   ____________________________

                                             Name: ____________________________

                                             Title:____________________________

                                             COMERICA BANK - TEXAS,
                                             a Texas banking association


                                             By:_______________________________
                                                Mitchell Schulman,
                                                Vice President

                                             LTCB TRUST COMPANY, a New York
                                             Trust Company

                                             By:   ____________________________

                                             Name: ____________________________

                                             Title:____________________________